UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

SILICON LABORATORIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareholder Meeting to be held on 4/23/09 Proxy Materials Available at www.proxyvote.com ● Notice and Proxy Statement ● Annual Report
SILICON LABORATORIES INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

SILICON LABORATORIES INC.
400 WEST CESAR CHAVEZ
AUSTIN, TX 78701

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See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information		How To Vote

Meeting Type:             Annual
Meeting Date:              4/23/09
Meeting Time:              9:30 A.M. Central Time
For holders as of:         2/24/09

Meeting Location:
The Lady Bird Johnson Wildflower Center
4801 La Crosse Avenue
Austin, Texas 78739

Meeting Directions:
For Meeting Directions, Please Call: 512-232-0100

The Lady Bird Johnson Wildflower Center is about 12 miles from downtown Austin.

Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

1.	Take Loop 1 South (Loop 1 is also known as MOPAC Expressway).

2.	Continue South past the traffic light at Slaughter Lane.

3.	Turn left at the next traffic light at La Crosse Avenue.

4.	The Center is on the right near the end of La Crosse Avenue.

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Voting items
1.	The Election of Directors
Class II
Nominees:
01) Harvey B. Cash
02) Necip Sayiner
03) David R. Welland

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Silicon Laboratories Inc. for the fiscal year ending January 2, 2010.

3.	To approve the 2009 Stock Incentive Plan.

4.	To approve the 2009 Employee Stock Purchase Plan.

In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

The Board of Directors recommends a vote IN FAVOR OF the directors listed above, IN FAVOR OF the appointment of Ernst & Young LLP, IN FAVOR OF the approval of the 2009 Stock Incentive Plan and IN FAVOR OF the approval of the 2009 Employee Stock Purchase Plan.

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